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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Laura Woodward, Chief Compliance Officer and Vice President of Fund Administration 100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2018 to September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Annual Report

  2  0  1  9

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, teklacap.com., and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

Investing in healthcare companies continues to be an interesting and dynamic endeavor. As investors, our primary emphasis at Tekla has been to identify novel technologies and drugs being developed and/or commercialized by smart management teams and then invest in the associated companies at the right time and price. Over the last twenty years, we have seen and reported to you on remarkable progress in improving the quality and durability of patients' lives. Throughout this time there has been widespread agreement about the novelty and impact of these new drugs, products and related services, but there also has been legitimate concern about the associated dollar cost, particularly in the U.S., to both individuals and society. The result has been the promulgation of numerous proposals to dramatically change or even replace the current healthcare insurance/delivery system, at least in the United States. A popular U.S. theme reprised with vigor of late is to replace the current U.S. healthcare delivery system, which is largely employer based. The most common proposal is a centrally managed, single payer system which would presumably define benefits and premiums for recipients, as well as reimbursement/payments for providers, manufacturers and distributors. Given the current national conversation about this and the potential impact of such change in the U.S., the largest global pharma/biotech market, we have developed a view of the likely outcome and its impact on our investing approach.

We conclude that there may well be some near-term volatility in our sector rising from the recent proposals, particularly in the next year as the U.S. presidential election is resolved. However, beyond this period, we don't foresee dramatic change in how healthcare works in the U.S. While Americans see issues with healthcare cost, coverage and quality in general, a significant majority of U.S. adults rate both their own healthcare coverage (69%) and the care they personally receive (80%) as Good or Excellent (Source: Gallup). In addition, the rate at which healthcare spending is growing has declined in recent years (Source: American Medical Association). Furthermore, as we have previously noted, healthcare comprises almost 20% of the U.S. economy and a complete replacement would be tumultuous. The combination of these factors does not suggest to us any fundamental change in the near term. Rather than sweeping change, we expect that there will continue to be modest changes to address the specific issues. As a result, we do not conclude the need for a major change in our investing approach. We will incorporate market, sentiment and cost related factors, but our fundamental approach to investing will continue to emphasize differentiated products and talented management.

Having said this, given the breadth of the healthcare sector, there will always be macro and micro factors that make us more or less confident in the short-term prospects of the healthcare sector or one of its subsectors. In recent months, for example, the sector has seen increased volatility relative to other times and has underperformed the broad S&P 500® Index* ("SPX"). This makes us a bit more cautious than usual. But as UBS Financial Services ("UBS") has recently noted, the healthcare sector, which often trades at a premium to the broad market, is now trading at a wider discount to the broad market than it has in quite some time. UBS also notes the long-term consistent quality of healthcare earnings history and points out that, unlike the broad SPX market, forward earnings estimates for the healthcare sector have not been negative in any of the last 20 years. They further conclude that we are entering into a "risk aversion" period in the current market cycle, based on the Purchasing Managers' Index® declining to less than 50. UBS' analysis indicates that healthcare has historically outperformed the broad market in such periods. As you might expect, these factors make us more positive toward the healthcare sector in the near and intermediate term.

With regard to micro factors, there are, as usual, both bearish and bullish factors. As an example, litigation involving opioid producing companies has been a negative of late, hurting individual company stocks and generally depressing sentiment and valuations in the specialty pharma and drug distributor subsectors. The hope is that a "global" settlement will lift valuations.

Novel approaches to product and service delivery hold both encouraging and cautionary possibilities. Retail giant Amazon, for example, continues to push deeper into healthcare. The Company remains a potential disruptor to traditional healthcare channel companies with a growing portfolio of medical supplies. The acquisition of PillPack gave Amazon mail order pharmacy capabilities which may well compete with traditional players. In addition, Amazon continues to advance its joint venture with Berkshire Hathaway and JP Morgan which aims to reduce healthcare costs for employees. While these developments are seen by many as threatening the status quo, we continue to see opportunity in the form of new entities that seek to change how various aspects of medical and related sector (e.g., consumer) products are delivered to consumers. Our view as always is that the market is evolving and that traditional players that can evolve with it will prosper and that those that don't won't. We endeavor to invest in the former and divest the latter.

In addition, the development and commercialization of biosimilar drug products continues to move forward, providing an opportunity to reduce the cost to payers and patients of biological products that have lost proprietary status. A new group of companies has been built for the purpose of competing with traditional pharma and biotech entities. Interestingly, a number of traditional pharma players have developed their own subsidiaries aimed at competing in the biosimilar market. We think these developments will drive both quality and cost effectiveness.

Clinical trial successes and failures continue to both excite and disappoint the market. Among recent successes, we have seen cardiovascular benefit demonstrated by two new products. Amarin Corporation plc's Vascepa has demonstrated a mortality benefit and The Medicine Co.'s gene therapy product has demonstrated a differentiated way to reduce cholesterol. Furthermore, and surprisingly to many, after an apparent failure earlier this year that hit the biotech sector hard, it may well be that an anti-amyloid antibody developed by Biogen, Inc. can have a beneficial impact on Alzheimer's disease. Balancing these positive developments there have been, as always, a few results that have disappointed us in recent months. These include Gilead Sciences, Inc.'s recent NASH trial, Novavax, Inc.'s RSV trial and Allergan plc's recent trial in major depressive disorder.

Probably the most encouraging development in recent quarters has been an apparent increase in the rate of successful merger and acquisition activity. After some initial uncertainty, it now looks like the megamerger of Bristol-Myers Squibb and Co. and Celgene Corp. will be completed. We are also encouraged by the expected acquisition of Allergan by AbbVie, Inc. and the merger of Mylan N.V. with Pfizer, Inc.'s generic drug unit.

As always, we thank you for your consideration of the Tekla Funds. Please call our distribution partner Destra Capital Advisors LLC or us if you have any questions.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA LIFE SCIENCES INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 9/30/19

Market Price[1]	$15.10
NAV[2]	$16.55
Premium/(Discount)	-8.76%
Average 30 Day Volume	77,034
Net Assets	$383,651,366
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$1.49

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 9/30/19

Sector Diversification as of 9/30/19

This data is subject to change on a daily basis.

TEKLA LIFE SCIENCES INVESTORS

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of September 30, 2019

Issuer – Sector	% of Net Assets
Celgene Corp. – Biotechnology	10.3%
Amgen, Inc. – Biotechnology	7.8%
Gilead Sciences, Inc. – Biotechnology	7.5%
Illumina, Inc. – Life Sciences Tools & Services	6.0%
Vertex Pharmaceuticals, Inc. – Biotechnology	5.9%
Biogen, Inc. – Biotechnology	4.4%
Regeneron Pharmaceuticals, Inc. – Biotechnology	3.5%
Alexion Pharmaceuticals, Inc. – Biotechnology	3.2%
Seattle Genetics, Inc. – Biotechnology	2.2%
Incyte, Corp. – Biotechnology	2.0%
Neurocrine Biosciences, Inc. – Biotechnology	1.7%
BioMarin Pharmaceutical, Inc. – Biotechnology	1.6%
Mylan N.V. – Pharmaceuticals	1.5%
Alnylam Pharmaceuticals, Inc. – Biotechnology	1.2%
PRA Health Sciences, Inc. – Life Sciences Tools & Services	1.2%
Sage Therapeutics, Inc. – Biotechnology	1.1%
bluebird bio, Inc. – Biotechnology	1.1%
Ionis Pharmaceuticals, Inc. – Biotechnology	1.1%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.0%
Sarepta Therapeutics, Inc. – Biotechnology	1.0%

Portfolio Highlights as of September 30, 2019

Among other investments, Tekla Life Sciences Investors' performance benefitted in the past year by the following:

Illumina, Inc. (ILMN) has for some years been very successful by relying on its market leading standard sequencing platform. But in recent quarters through mid year, we think that investors may have put too much "stock" in the Company's early consumer genomics and population sequencing growth opportunities. However, at mid year the Company's stock valuation shifted away from these relatively early growth drivers, with the focus appearing to return to what we feel are the Company's true fundamentals: an applications- and market-expanding instrument high-throughput sequencing upgrade cycle that remains, at most, in its middle-innings. We believe the Company has a tried-and-true, long-term vision toward future innovation, specifically in on-board long-read sequencing which we feel would be accelerated if the expected acquisition of Pacific Biosciences manages to close.

Ardelyx, Inc. (ARDX) is a small-cap company focused on the development and commercialization of GI-focused therapies with limited systemic exposure. Their lead agent Tenapanor was approved for Irritable Bowel Syndrome with constipation and showed success in a phase III trial in the larger hyperphosphatemia indication. Approval in the latter setting may position the company for a potentially lucrative acquisition.

TESARO, Inc. (TSRO) is a mid-cap biotech company with Zeljula, a PARP inhibitor, approved and marketed for ovarian cancer and several early-to-mid stage immuno-oncology antibodies. In December 2018, the Company announced it was being acquired by GlaxoSmithKline plc (GSK) for $75 per share with the transaction closing in January 2019.

Among other examples, Tekla Life Sciences Investors' performance was negatively impacted by the following investments:

Sarepta Therapeutics, Inc. (SRPT). Since the approval of eteplirsen ("EXONDYS 51") for certain patients with Duchenne muscular dystrophy ("DMD"), Sarepta has maintained its pole position in both exon-skipping and gene replacement therapies for muscular dystrophies. Sarepta's pipeline has been the beneficiary of the largely turn-key nature of its viral gene replacement therapy delivery platform ("rh74 AAV") as evidenced in multiple earlier clinical programs aimed at the treatment of the largest subtypes of limb-girdle muscular dystrophy ("LGMD"), a condition closely related to DMD. These programs have delivered a clean safety profile along with potent and robust target gene expression in a similar manner and degree as shown with Sarepta's DMD gene replacement therapy, SRP-9001. Although the stock has recently suffered due to a series of setbacks related to its pipeline exon-skipping assets and an absence of material progress with efforts behind initiation of the late stage clinical trial for SRP-9001, we continue to believe that these issues are both transient and imminently surmountable in the remainder of the year and into the early part of 2020.

IDEXX Laboratories, Inc. (IDXX) continues to leverage its unique structure and stature in veterinary medicine. The central lab continues to innovate successful diagnostic tests that facilitate the efforts of veterinarians to drive the shift from reactive pet care to preventative pet care. While the Company's shares came under pressure in the December 2018 market selloff, we believe IDEXX remains in the early innings of leveraging their expanded operating platforms and remain a holder of shares.

Verona Pharma plc (VRNA) is an English small-cap company with a novel first-in-class pulmonary agent, RPL554, concluding a broad phase II program for COPD. Although the data has been strong, the low float of the stock and the apparent lack of excitement in COPD have put pressure on the Company's stock price over the course of the year. We believe in the novel anti-inflammatory and brochodilatory actions of RPL554 and expect the stock price to catch up to the Company's fundamentals.

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-80% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S&P Composite 1500® Health Care Index* ("S15HLTH") consists of more than 170 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 220 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We also note that unlike any of the indicies we describe, the Fund makes a regular distribution to shareholders. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ended September 30, 2019

Period	HQL NAV	HQL MKT	NBI	S15HLTH	SPX
6 month	-7.27	-7.74	-10.68	-0.99	6.08
1 year	-14.38	-18.86	-17.99	-4.33	4.25
5 year	2.50	1.76	2.27	9.43	10.83
10 year	13.13	14.41	14.58	14.62	13.23

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (a) - 2.7% of Net Assets	VALUE
	Biotechnology - 2.1%
140,000	Amphivena Therapeutics, Inc. Series B (Restricted) (b)	$2,100,000
225,416	Amphivena Therapeutics, Inc. Series C, 6.00% (Restricted) (b)	808,848
343,919	Arkuda Therapeutics, Inc. Series A, 6.00% (Restricted) (b)	818,183
398,613	Decipher Biosciences, Inc. Series II, 8.00% (Restricted) (b)	556,862
396,284	Decipher Biosciences, Inc. Series III, 8.00% (Restricted) (b)	860,729
442,577	Galera Therapeutics, Inc. Series C, 6.00% (Restricted) (b)	979,998
105,933	Oculis SA, Series B2 (Restricted) (b) (c)	883,722
1,153,847	Rainier Therapeutics, Inc. Series A, 6.00% (Restricted) (b)	592,154
668,449	Rainier Therapeutics, Inc. Series B, 6.00% (Restricted) (b)	500,000
90,000	Trillium Therapeutics, Inc. Series II (c)	27,693
		8,128,189
	Health Care Equipment & Supplies (Restricted) (b) - 0.2%
79,330	CardioKinetix, Inc. Series C, 8.00%	0
142,574	CardioKinetix, Inc. Series D, 8.00%	0
439,333	CardioKinetix, Inc. Series E, 8.00%	0
481,378	CardioKinetix, Inc. Series F, 8.00%	0
N/A (d)	CardioKinetix, Inc. Warrants (expiration 12/11/19, exercise price $0.69)	0
N/A (d)	CardioKinetix, Inc. Warrants (expiration 06/03/20, exercise price $0.69)	0
8,822	CardioKinetix, Inc. Warrants (expiration 08/15/24, exercise price $2.85)	0
951,000	IlluminOss Medical, Inc. Series AA, 8.00%	792,658
895,848	IlluminOss Medical, Inc. Junior Preferred, 8.00%	90
47,542	IlluminOss Medical, Inc. Warrants (expiration 01/11/27, exercise price $1.00)	0
47,542	IlluminOss Medical, Inc. Warrants (expiration 02/06/27, exercise price $1.00)	0
71,324	IlluminOss Medical, Inc. Warrants (expiration 03/31/27, exercise price $1.00)	0

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

SHARES	Health Care Equipment & Supplies (Restricted) (b) - continued	VALUE
59,426	IlluminOss Medical, Inc. Warrants (expiration 09/06/27, exercise price $1.00)	$0
23,771	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
46,462	IlluminOss Medical, Inc. Warrants (expiration 01/29/29, exercise price $1.00)	0
12,964	IlluminOss Medical, Inc. Warrants (expiration 04/29/29, exercise price $1.00)	0
20,470	IlluminOss Medical, Inc. Warrants (expiration 05/13/29, exercise price $1.00)	0
28,301	IlluminOss Medical, Inc. Warrants (expiration 07/02/29, exercise price $1.00)	0
9,250	IlluminOss Medical, Inc. Warrants (expiration 08/29/29, exercise price $1.00)	0
53,690	IlluminOss Medical, Inc. Warrants (expiration 09/27/29, exercise price $1.00)	0
		792,748
	Pharmaceuticals (Restricted) (b) - 0.4%
1,359,927	Curasen Therapeutics, Inc. Series A	1,499,999
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $18,692,067)	10,420,936
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (a) (b) - 0.6% of Net Assets
	Biotechnology - 0.2%
$597,977	Rainier Therapeutics, Inc. Promissory Notes, 8.00% due 03/31/20	597,977
	Health Care Equipment & Supplies - 0.4%
51,741	CardioKinetix, Inc. Promissory Note, 5.00% due 01/31/20	0
1,682,974	IlluminOss Medical, Inc. Promissory Notes, 8.00% due 12/31/21	1,682,975
		1,682,975
	TOTAL CONVERTIBLE NOTES (Cost $2,333,686)	2,280,952

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

SHARES	COMMON STOCKS AND WARRANTS - 90.4% of Net Assets	VALUE
	Biotechnology - 71.2%
52,739	AC Immune SA (a) (c)	$261,058
49,246	ACADIA Pharmaceuticals, Inc. (a)	1,772,364
37,187	Adaptimmune Therapeutics plc (a) (e)	56,152
7,425	Adynxx, Inc.	11,138
125,737	Alexion Pharmaceuticals, Inc. (a)	12,314,682
60,092	Alkermes plc (a)	1,172,395
58,299	Alnylam Pharmaceuticals, Inc. (a)	4,688,406
167,956	Amarin Corp plc (a) (e)	2,546,213
154,703	Amgen, Inc.	29,936,578
112,529	Amicus Therapeutics, Inc. (a)	902,483
20,496	AnaptysBio, Inc. (a)	717,155
30,228	Apellis Pharmaceuticals, Inc. (a)	728,193
44,550	Aquamed Technologies, Inc. (a) (b)	2,263
36,068	ARCA biopharma, Inc. (a)	191,882
18,027	ARCA biopharma, Inc. Warrants (expiration 06/11/22, exercise price $1.10) (a) (b)	5,949
278,239	Ardelyx, Inc. (a)	1,307,723
13,696	Arena Pharmaceuticals, Inc. (a)	626,866
12,200	Argenx SE (a) (e)	1,390,312
30,700	Arrowhead Pharmaceuticals, Inc. (a)	865,126
30,582	Ascendis Pharma (a) (e)	2,945,658
23,414	Atreca, Inc. (a)	286,587
50,071	Atreca, Inc. (Restricted) (a) (b)	551,582
20,176	Avrobio Inc (a)	284,885
26,592	BeiGene Ltd. (a) (e)	3,256,456
60,000	Bellicum Pharmaceuticals, Inc. (a)	63,000
72,469	Biogen, Inc. (a)	16,872,233
8,928	Biohaven Pharmaceutical Holding Co., Ltd. (a)	372,476
93,617	BioMarin Pharmaceutical, Inc. (a)	6,309,786
46,418	Bluebird Bio, Inc. (a)	4,262,101
31,494	Blueprint Medicines Corp. (a)	2,313,864
399,550	Celgene Corp. (a)	39,675,315
47,437	Cellectis S.A. (a) (e)	493,345
158,784	Cidara Therapeutics, Inc. (a)	316,774
48,003	Coherus BioSciences, Inc. (a)	972,541
31,393	CRISPR Therapeutics AG (a) (c)	1,286,799
32,636	CymaBay Therapeutics, Inc. (a)	167,096
49,733	Editas Medicine, Inc. (a)	1,130,928
133,635	Epizyme, Inc. (a)	1,378,445
45,590	Esperion Therapeutics, Inc. (a)	1,671,329
95,998	Exelixis, Inc. (a)	1,697,725

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

SHARES	Biotechnology - continued	VALUE
59,161	Fate Therapeutics, Inc. (a)	$918,770
95,998	FibroGen, Inc. (a)	3,550,006
451,490	Gilead Sciences, Inc.	28,615,436
30,746	Global Blood Therapeutics, Inc. (a)	1,491,796
103,589	Incyte, Corp. (a)	7,689,411
56,227	Insmed, Inc. (a)	991,844
14,034	Intellia Therapeutics, Inc. (a)	187,354
13,082	Intercept Pharmaceuticals, Inc. (a)	868,122
67,849	Ionis Pharmaceuticals, Inc. (a)	4,064,834
64,312	Iovance Biotherapeutics, Inc. (a)	1,170,478
11,225	Ligand Pharmaceuticals, Inc. (a)	1,117,336
16,757	Magenta Therapeutics Inc (a)	171,927
6,337	Merus N.V. (a) (c)	112,925
62,194	Molecular Templates, Inc. (a)	409,858
18,805	Myriad Genetics, Inc. (a)	538,387
80,164	Nektar Therapeutics (a)	1,460,187
70,499	Neurocrine Biosciences, Inc. (a)	6,352,665
17,900	Novavax, Inc. (a)	89,858
111,820	Ovid Therapeutics, Inc. (a)	362,297
374,819	Pieris Pharmaceuticals, Inc. (a)	1,278,133
23,821	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	42,640
11,911	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	27,514
44,891	Portola Pharmaceuticals, Inc. (a)	1,203,977
55,238	PTC Therapeutics, Inc. (a)	1,868,149
23,629	Puma Biotechnology, Inc. (a)	254,366
40,173	Ra Pharmaceuticals, Inc. (a)	950,091
48,594	Regeneron Pharmaceuticals, Inc. (a)	13,479,976
29,439	REGENXBIO, Inc. (a)	1,048,028
63,455	Rocket Pharmaceuticals, Inc. (a)	739,251
30,816	Sage Therapeutics, Inc. (a)	4,323,177
48,639	Sarepta Therapeutics, Inc. (a)	3,663,489
97,338	Seattle Genetics, Inc. (a)	8,312,665
193,471	Sutro Biopharma, Inc. (a)	1,758,651
128,573	Trillium Therapeutics, Inc. (a) (c)	39,562
29,770	Ultragenyx Pharmaceutical, Inc. (a)	1,273,561
19,751	uniQure N.V. (a) (c)	777,399
11,092	United Therapeutics Corp. (a)	884,587
375,000	Vectivbio Holding AG (Restricted) (a) (b)	296,250
134,383	Vertex Pharmaceuticals, Inc. (a)	22,767,168

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

SHARES	Biotechnology - continued	VALUE
46,595	Xencor, Inc. (a)	$1,571,649
11,502	Zai Lab Ltd. (a) (e)	372,090
15,192	Zymeworks Inc. (a) (c)	376,762
		273,278,489
	Drug Discovery Technologies - 0.0%
51,160	ImmunoGen, Inc. (a)	123,807
	Health Care Equipment & Supplies - 1.9%
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	678,730
8,329	IDEXX Laboratories, Inc. (a)	2,264,905
8,162	Inogen, Inc. (a)	391,041
37,825	NovoCure Ltd. (a)	2,828,554
121,721	Quotient Ltd. (a)	945,772
		7,109,002
	Health Care Providers & Services (Restricted) - 0.4%
148,148	InnovaCare Health, Inc. (a) (b) (f)	1,359,525
	Healthcare Services - 0.1%
8,926	Syneos Health, Inc. (a)	474,952
	Life Sciences Tools & Services - 8.0%
12,366	Bio-Techne Corp.	2,419,655
75,808	Illumina, Inc. (a)	23,062,310
151,480	Pacific Biosciences of California Inc (a)	781,637
45,069	PRA Health Sciences, Inc. (a)	4,472,197
		30,735,799
	Pharmaceuticals - 8.8%
30,541	Acceleron Pharma, Inc. (a)	1,206,675
20,403	Aerie Pharmaceuticals, Inc. (a)	392,146
79,542	Aerpio Pharmaceuticals, Inc. (a)	53,993
50,048	Agios Pharmaceuticals, Inc. (a)	1,621,555
23,573	ArQule, Inc. (a)	169,018
317,800	Avadel Pharmaceuticals plc (a) (e)	1,322,048
165,330	Clearside Biomedical, Inc. (a)	104,158
29,100	Endo International plc (a)	93,411
90,238	Foamix Pharmaceuticals Ltd. (a) (c)	274,323
21,651	GW Pharmaceuticals plc (a) (e)	2,490,515
84,952	Horizon Therapeutics plc (a)	2,313,243
152,830	Immunomedics, Inc. (a)	2,026,526
8,328	Intra-Cellular Therapies, Inc. (a)	62,210
30,554	Jazz Pharmaceuticals plc (a)	3,915,190

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

SHARES	Pharmaceuticals - continued	VALUE
4,060	Madrigal Pharmaceuticals, Inc. (a)	$350,053
41,959	Medicines Co. (The) (a)	2,097,950
14,082	Milestone Pharmaceuticals, Inc. (a)	243,619
210,702	Milestone Pharmaceuticals, Inc. (Restricted) (a) (b)	3,280,630
27,381	Mirati Therapeutics, Inc. (a)	2,133,254
294,349	Mylan N.V. (a)	5,822,223
5,870	MyoKardia, Inc. (a)	306,120
34,880	Spectrum Pharmaceuticals, Inc. (a)	289,330
14,219	Tetraphase Pharmaceuticals, Inc. (a)	75,645
17,055	Theravance Biopharma, Inc. (a)	332,231
929,053	Verona Pharma plc (a) (c)	542,600
115,500	Verona Pharma plc (a) (e)	527,835
371,622	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.07) (a) (b) (c)	822
33,973	WaVe Life Sciences Ltd. (a)	697,466
21,816	Zogenix, Inc. (a)	873,513
		33,618,302
	TOTAL COMMON STOCKS AND WARRANTS (Cost $306,927,167)	346,699,876
	EXCHANGE TRADED FUNDS - 0.8% of Net Assets
18,914	iShares Nasdaq Biotechnology ETF	1,881,943
15,173	SPDR S&P Biotech ETF	1,156,941
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,020,809)	3,038,884
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 3.1% of Net Assets
$12,025,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $12,025,000, 0.25%, dated 09/30/19, due 10/01/19 (collateralized by U.S. Treasury Notes 1.88%, due 09/30/22, market value $12,268,297)	12,025,000
	TOTAL SHORT-TERM INVESTMENT (Cost $12,025,000)	12,025,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 97.6% (Cost $342,998,728)	374,465,648

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019

(continued)

INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.8% of Net Assets	VALUE
	Biotechnology - 0.4%
1	Therachon Milestone Interest	$1,444,178
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	4,567
	Pharmaceuticals - 1.4%
1	Afferent Milestone Interest	355,494
1	Ethismos Research, Inc. Milestone Interest	0
1	Neurovance Milestone Interest	1,947,605
1	TargeGen Milestone Interest	3,240,608
		5,543,707
	TOTAL MILESTONE INTERESTS (Cost $4,995,390)	6,992,452
NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	CALL OPTION CONTRACT PURCHASED - 0.0% of Net Assets
48/1,680,000	Biogen, Inc. Jun20 350 Call	12,960
	TOTAL OPTION CONTRACT PURCHASED (Premiums paid $247,467)	12,960
	TOTAL INVESTMENTS - 99.4% (Cost $348,241,586)	381,471,060
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	2,180,306
	NET ASSETS - 100%	$383,651,366

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Foreign security.

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019

ASSETS:
Investments, at value (cost $343,246,196)	$374,478,608
Milestone interests, at value (cost $4,995,390)	6,992,452
Total investments	381,471,060
Cash	1,123,138
Dividends and interest receivable	182,147
Receivable for investments sold	3,788,775
Prepaid expenses	25,729
Other assets (see Note 1)	391,097
Total assets	386,981,946
LIABILITIES:
Payable for investments purchased	2,824,729
Accrued advisory fee	339,122
Accrued investor support service fees	17,108
Accrued shareholder reporting fees	28,499
Accrued trustee fees	1,372
Accrued other	119,750
Total liabilities	3,330,580
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$383,651,366
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 23,179,910 shares issued and outstanding	$345,293,719
Total distributable earnings (loss)	38,357,647
Total net assets (equivalent to $16.55 per share based on 23,179,910 shares outstanding)	$383,651,366

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME:
Dividend income	$2,223,883
Interest and other income	216,703
Total investment income	2,440,586
EXPENSES:
Advisory fees	4,183,103
Investor support service fees	206,231
Shareholder reporting	203,837
Trustees' fees and expenses	126,827
Custodian fees	119,258
Administration fees	110,643
Auditing fees	105,534
Legal fees	75,710
Transfer agent fees	53,526
Other (see Note 2)	134,955
Total expenses	5,319,624
Net investment loss	(2,879,038)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	36,634,337
Investments in affiliated issuers	(842,919)
Closed or expired option contracts written	15,269
Foreign currency transactions	(4,682)
Net realized gain	35,802,005
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(102,938,843)
Investments in affiliated issuers	(347,481)
Milestone interests	119,246
Option contracts purchased	(234,507)
Change in unrealized appreciation (depreciation)	(103,401,585)
Net realized and unrealized gain (loss)	(67,599,580)
Net decrease in net assets resulting from operations	$(70,478,618)

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2019	Year ended September 30, 2018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,879,038)	($3,607,111)
Net realized gain	35,802,005	33,993,655
Change in net unrealized depreciation	(103,401,585)	(1,722,315)
Net increase (decrease) in net assets resulting from operations	(70,478,618)	28,664,229
DISTRIBUTIONS TO SHAREHOLDERS FROM (See Note 1):
Distributions	(33,775,050)	(35,685,954)
Total distributions	(33,775,050)	(35,685,954)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (880,878 and 833,649 shares, respectively)	13,969,734	16,162,845
Fund shares repurchased (107,109 and 0 shares, respectively) (see Note 1)	(1,556,624)	—
Total capital share transactions	12,413,110	16,162,845
Net increase (decrease) in net assets	(91,840,558)	9,141,120
NET ASSETS:
Beginning of year	475,491,924	466,350,804
End of year	$383,651,366	$475,491,924

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2019	2018		2017		2016	2015
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$21.22	$21.62		$20.00		$23.51	$23.37
Net investment loss (1)	(0.13)	(0.16)		(0.18)		(0.19)	(0.25)
Net realized and unrealized gain (loss)	(3.06)	1.39		3.39		(0.47)	2.48
Total increase (decrease) from investment operations	(3.19)	1.23		3.21		(0.66)	2.23
Distributions to shareholders from:
Net realized capital gains	(1.36)	(1.25	)(3)	(1.54	)(3)	(2.85)	(0.97	)(3)
Net investment income	(0.13)	(0.38	)(3)	(0.05	)(3)	—	(1.12	)(3)
Total distributions	(1.49)	(1.63)		(1.59)		(2.85)	(2.09)
Increase resulting from shares repurchased (1)	0.01	—		—	(2)	—	—
Net asset value per share, end of year	$16.55	$21.22		$21.62		$20.00	$23.51
Per share market value, end of year	$15.10	$20.42		$21.48		$18.73	$22.51
Total investment return at market value	(18.86%)	3.31%		24.26%		(4.66%)	9.92%
Total investment return at net asset value	(14.38%)	6.61%		17.12%		(2.52%)	8.56%
RATIOS
Expenses to average net assets	1.29%	1.25%		1.32%		1.27%	1.21%
Expenses to average net assets with waiver	—	—		—		—	1.17%
Net investment loss to average net assets	(0.70%)	(0.81%)		(0.92%)		(0.92%)	(0.91%)
SUPPLEMENTAL DATA
Net assets at end of year (in millions)	$384	$475		$466		$415	$463
Portfolio turnover rate	43.78%	37.49%		43.08%		30.99%	45.94%

(1)  Computed using average shares outstanding.

(2)  Rounds to less than $0.005 per share.

(3)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2019, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interest provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, TargeGen, Theracon and Therox principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2019:

Statement of Assets and Liabilities, Milestone interests, at value	$6,992,452
Statement of Assets and Liabilities, total distributable earnings (loss)	$1,997,062
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	$119,246

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding options purchased for the year ended September 30, 2019 was 48.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets: Investments, at value	$12,960	Net realized gain (loss) on closed or expired option contracts written	$15,269
			Change in unrealized appreciation (depreciation) on option contracts purchased	($234,507)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2019 totaled $173,376,881 and $188,279,409, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2019, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2020. Prior to this renewal, in March 2018, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2019. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2019, the Fund repurchased 107,109 shares at a total cost of $1,556,624. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.94%.

During the year ended September 30, 2018, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2019, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2019, the Fund reclassified $2,083,625 from accumulated net realized gain on investment and $2,987,038 to undistributed net investment income to paid in capital, with a net impact of $(903,413), for current book/tax differences.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

The tax basis components of distributable earnings and the tax cost as of September 30, 2019 were as follows:

Cost of Investments for tax purposes	$349,456,322
Gross tax unrealized appreciation	$97,829,650
Gross tax unrealized depreciation	($65,814,913)
Net tax unrealized appreciation on investments	$32,014,737
Undistributed capital gains	$6,342,911

The Fund has designated the distributions for its taxable years ended September 30, 2019 and 2018 as follows:

Distributions paid from:	2019	2018
Ordinary Income (includes short-term capital gain)	$3,015,898	$8,366,493
Long-term capital gain	$30,759,152	$27,319,461

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2019, these payments amounted to $48,450 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the year ended September 30, 2019 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2019
ARCA Biopharma, Inc.	$489,981	$—	($155,850)	($842,919)	$706,619	$197,831	*
IlluminOss Medical, Inc	2,845,265	684,558	—	—	(1,054,100)	2,475,723	*
	$3,335,246	$684,558	($155,850)	($842,919)	($347,481)	$2,673,554

* Not an affiliate as of September 30, 2019.

	Shares/ Principal Amount as of September 30, 2019	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
ARCA Biopharma, Inc.	54,095	$—	$—
IlluminOss Medical, Inc	3,950,564	—	—
	4,004,659	$—	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended September 30, 2019, the total amount of transfers between Level 3 and Level 2 was $1,600,000. The two investments were transferred due to an initial public offering lock-up period and the values are being supported by significant observable inputs. There were no other transfers between levels.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

The following is a summary of the levels used as of September 30, 2019 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred And Warrants
Biotechnology	$27,693	—	$8,100,496	$8,128,189
Health Care Equipment & Supplies	—	—	792,748	792,748
Pharmaceuticals	—	—	1,499,999	1,499,999
Convertible Notes
Biotechnology	—	—	597,977	597,977
Health Care Equipment & Supplies	—	—	1,682,975	1,682,975
Common Stocks And Warrants
Biotechnology	272,352,291	$551,582	374,616	273,278,489
Drug Discovery Technologies	123,807	—	—	123,807
Health Care Equipment & Supplies	6,430,272	—	678,730	7,109,002
Health Care Providers & Services	—	—	1,359,525	1,359,525
Healthcare Services	474,952	—	—	474,952
Life Sciences Tools & Services	30,735,799	—	—	30,735,799
Pharmaceuticals	30,336,850	3,280,630	822	33,618,302
Exchange Traded Funds	3,038,884	—	—	3,038,884
Short-term Investment	—	12,025,000	—	12,025,000
Milestone Interests
Biotechnology	—	—	1,444,178	1,444,178
Health Care Equipment & Supplies	—	—	4,567	4,567
Pharmaceuticals	—	—	5,543,707	5,543,707
Other Assets	—	—	391,097	391,097
Total	$343,520,548	$15,857,212	$22,471,437	$381,849,197
Other Financial Instruments
Assets
Call Option Contracts Purchased	$12,960	$—	$—	$12,960

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in securities	Balance as of September 30, 2018	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2019
Convertible Preferred and Warrants
Biotechnology	$7,284,914	$3,357,665	$4,914,964	($6,757,047)	($700,000)	$8,100,496
Health Care Equipment & Supplies	1,846,848	(1,054,100)	—	—	—	792,748
Life Sciences Tools & Services	3,361,069	1,655,487	—	(5,016,556)	—	—
Pharmaceuticals	2,399,999	1,252	—	(901,252)	—	1,499,999

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

Investments in securities	Balance as of September 30, 2018	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of September 30, 2019
Convertible Notes
Biotechnology	$998,417	$—	$684,558	$—	$—	$1,682,975
Health Care Equipment & Supplies	349,198	127	597,850	(349,198)	—	597,977
Common Stocks And Warrants
Biotechnology	131,337	(57,422)	300,701	—	—	374,616
Health Care Equipment & Supplies	550,092	137,578	—	(8,940)	—	678,730
Health Care Providers & Services	401,481	958,044	—	—	—	1,359,525
Pharmaceuticals	35,456	(34,634)	—	—	—	822
Milestone Interests
Biotechnology	—	34,399	1,409,779	—	—	1,444,178
Health Care Equipment & Supplies	3,154,131	610,660	7,111	(3,767,335)	—	4,567
Pharmaceuticals	5,292,196	454,366	—	(202,855)	—	5,543,707
Other Assets	799,388	—	281,146	(689,437)	—	391,097
	$26,604,526	$6,063,422	$8,196,109	($17,692,620)	($700,000)	$22,471,437
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2019						($584,014)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at September 30, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$757,918	Income approach, Black-Scholes	Discount for lack of marketability	20.00%-50.00% (22.32%)
	9,554,699	Probability weighted expected return model	Discount rate Price to sales multiple	23.32%-53.03% (39.36%) 3.68x-13.40x (7.90%)
	3,357,680	Market approach, recent transaction	(a)	N/A
	1,417,591	Market comparable	Discount for lack of marketability Earnings ratio	15.00% (15.00%) 6.25x (6.25x)
	7,383,549	Probability adjusted value	Probability of events Timing of events	0.00%-100.00% (51.67%) 0.00-17.5 (3.17) years
$22,471,437

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 7% of the Fund's net assets at September 30, 2019.

At September 30, 2019, the Fund had commitments of $2,576,901 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2019. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	07/27/16	$161,872	$355,494.00		$355,494
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	2,101,222	15.00		2,100,000
Series C Cvt. Pfd	12/10/18	808,848	3.59		808,848
Arkuda Therapeutics, Inc.
Series A Preferred Stock. Cvt. Pfd	05/16/19	818,184	2.38		818,183
Atreca, Inc. Common	09/05/18	700,425	11.02		551,582
CardioKinetix, Inc.
Series C Cvt. Pfd	05/22/08	1,653,409	0.00		0
Series D Cvt. Pfd	12/10/10	546,109	0.00		0
Series E Cvt. Pfd	09/14/11	1,254,419	0.00		0
Series F Cvt. Pfd	12/04/14	1,645,812	0.00		0
Cvt. Promissory Note	06/20/17	51,775	0.00		0
Warrants (expiration 12/11/19)	12/10/09, 02/11/10	123	0.00		0
Warrants (expiration 06/03/20)	06/03/10, 09/01/10	123	0.00		0
Warrants (expiration 08/15/24)	08/15/14	142	0.00		0
Cercacor Laboratories, Inc. Common	03/31/98†	0	5.22		678,730
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18	1,499,999	1.10		1,499,999
Decipher Biosciences, Inc.
Series II Cvt. Pfd	03/29/19	1,846,845	1.40		556,862
Series III Cvt. Pfd	03/29/19	417,720	2.17		860,729
Ethismos Research, Inc. Milestone Interest	10/31/17	0	0.00		0
Galera Therapeutics, Inc. Series C Cvt. Pfd	08/30/18	980,024	2.21		979,998
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	01/21/16	960,650	0.83		792,658
Junior Preferred	01/21/16	1,566,291	0.00	††	90
Cvt. Promissory Note	03/28/17	285,980	100.00		285,294
Cvt. Promissory Note	11/21/17	95,288	100.00		95,083
Cvt. Promissory Note	01/11/18	190,235	100.00		190,166
Cvt. Promissory Note	02/06/18	190,166	100.00		190,166
Cvt. Promissory Note	09/05/18	237,708	100.00		237,708
Cvt. Promissory Note	01/28/19	185,849	100.00		185,849
Cvt. Promissory Note	04/10/19	51,858	100.00		51,858
Cvt. Promissory Note	05/10/19	81,882	100.00		81,882
Cvt. Promissory Note	07/01/19	113,205	100.00		113,205

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Cvt. Promissory Note	08/29/19	$37,000	$100.00	$37,000
Cvt. Promissory Note	09/27/19	214,763	100.00	214,763
Warrants (expiration 01/11/27)	01/11/18	29	0.00	0
Warrants (expiration 02/06/27)	02/06/18	0	0.00	0
Warrants (expiration 03/31/27)	03/28/17	331	0.00	0
Warrants (expiration 09/06/27)	09/05/18	0	0.00	0
Warrants (expiration 11/20/27)	11/21/17	87	0.00	0
Warrants (expiration 01/29/29)	01/28/19	0	0.00	0
Warrants (expiration 04/29/29)	04/10/19	0	0.00	0
Warrants (expiration 05/13/29)	05/10/19	0	0.00	0
Warrants (expiration 07/02/29)	07/01/19	0	0.00	0
Warrants (expiration 08/29/29)	08/29/19	0	0.00	0
Warrants (expiration 09/27/29)	09/27/19	0	0.00	0
InnovaCare Health, Inc. Common	12/21/12†	643,527	9.18	1,359,525
Milestone Pharmaceuticals, Inc. Common	07/17/19	1,719,435	15.57	3,280,630
Neurovance Milestone Interest	03/20/17	3,417,500	57.19	1,947,605
Oculis SA, Series B2 Cvt. Pfd	01/16/19	891,115	8.34	883,722
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	750,552	0.51	592,154
Series B Cvt. Pfd	03/03/17	500,033	0.75	500,000
Cvt. Promissory Note	01/30/19	189,673	100.00	189,673
Cvt. Promissory Note	03/28/19	189,673	100.00	189,673
Cvt. Promissory Note	07/16/19	218,631	100.00	218,631
TargeGen Milestone Interest	07/20/10	0	3,240,608.00	3,240,608
Therachon Milestone Interest	07/01/19	1,409,779	1,444,178.00	1,444,178
Therox Milestone Interest	06/18/19	6,240	4,567.00	4,567
Vectivbio Holding AG Common	07/01/19†	296,250	0.79	296,250
		$28,930,781		$25,833,363

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater $0.00 but less than $0.01.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of Tekla Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 22, 2019

We have served as the auditor of one or more Tekla Capital Management LLC investment companies since 2004.

TEKLA LIFE SCIENCES INVESTORS

TRUSTEES

Name, Address[1], Date of Birth, Length of Time Served, Principal Occupation(s) During Past 5 Years and Other Directorship Held	Position(s) Held with Fund, Term of Office[2]	Number of Portfolios in Fund Complex Overseen by Trustee
Rakesh K. Jain, Ph.D., Born: 12/1950	Trustee since 2007	4

Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (2012-2018).

Thomas M. Kent, CPA, Born: 6/1953	Trustee since 2017	4
Director, Principal Global Investors Trust Co. (since 2014); Trustee, Thayer Academy (2009-2018); Director, New England Canada Business Council (since 2017).
Oleg M. Pohotsky, M.B.A., J.D., Born: 3/1947	Trustee since 2000 Chairman since 2012	4

Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, AvangardCo Investments Holdings (since 2011); Director, The New America High Income Fund, Inc. (since 2013).

William S. Reardon, M.B.A, Born: 6/1946	Trustee since 2010	4
Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (2002-2019); Director, Synta Pharmaceuticals, Inc. (2004-2016).
Lucinda H. Stebbins, M.B.A, CPA, Born: 11/1945	Trustee since 2006	4
Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company (2008-2014); Director, Solstice Home Care, Inc. (since 2014).

INTERESTED TRUSTEE

Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001 Trustee since 2003	4

President of the Fund (since 2001), of Tekla Healthcare Investors (HQH) (since 2001), of Tekla Healthcare Opportunities Fund (THQ) (since 2014) of Tekla World Healthcare Fund (THW) (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director: Palyon Medical Corporation (2009-2015); Celladon Corporation (2012-2014); IlluminOss Medical, Inc. (since 2011); Magellan Diagnostics, Inc.(2006-2016); Dynex Corporation (2011-2017); Insightra Medical, Inc. (2015-2016); Neurovance, Inc. (2015-2017); EBI Life Sciences, Inc. (2015-2017); Euthymics Biosciences, Inc. (2015-2017); Veniti, Inc. (2015-2017); Joslin Diabetes Center (since 2016); Decipher Biosciences, Inc. (2016-2018).

1  The Address for each Trustee is: Tekla Life Sciences Investors, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1], Date of Birth, Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D., Born: 7/1953	President since 2001
President of the Fund, of HQH (since 2001), of THQ (since 2014) of THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002).
Laura Woodward, CPA, Born: 11/1968	Chief Compliance Officer, Secretary and Treasurer since 2009

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH (since 2009), THQ (since 2014) and THW (since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Life Sciences Investors; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA LIFE SCIENCES INVESTORS

ANNUAL MEETING REPORT: An Annual Meeting of Shareholders was held on June 13, 2019. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Rakesh K. Jain, Ph.D.	20,218,499	1,016,832
Thomas M. Kent, CPA	20,247,456	987,874
Elizabeth G. Nabel, M.D.*	20,258,551	976,780

Rakesh K. Jain, Ph.D., Thomas M. Kent, CPA. and Elizabeth G. Nabel, M.D.* were elected to serve until the 2022 Annual Meeting.

Trustees serving until the 2020 Annual Meeting are Oleg M. Pohotsky, M.B.A., J.D. and William S. Reardon, M.B.A.

Trustees serving until the 2021 Annual Meeting are Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, M.B.A, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2019 by the following votes:

For	Against	Abstain
20,618,784	330,321	286,225

*  Dr. Nabel resigned as a Trustee effective June 13, 2019.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com, or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877 855-3434.

TEKLA LIFE SCIENCES INVESTORS

FEDERAL TAX INFORMATION (unaudited): Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2019. In February 2020, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 17.53% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2019 to September 30, 2019.

Under Section 854(b)(2) of the Code, the Fund designated $2,221,131 as qualified dividends for the year ended September 30, 2019.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2019, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2020.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Christian M. Richard, M.B.A., M.S., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA, CAIA, Richard Goss, Alan Kwan, M.B.A., M.S., Ph.D., Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A, J.D.
William S. Reardon, M.B.A
Lucinda H. Stebbins, M.B.A., CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110, 617-772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is William S. Reardon. He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $99,704 for the fiscal year ended September 30, 2019 and $96,800 for the fiscal year ended September 30, 2018.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,830 for the fiscal year ended September 30, 2019 and $2,750 for the fiscal year ended September 30, 2018.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All services described in paragraphs (b) though (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Lucinda H. Stebbins, Thomas M. Kent, and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence);and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1)     As of December 5, 2019, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A.,  Ph.D, Christian M. Richard, M.B.A, M.S, Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, CFA, CAIA, Richard Goss, Alan Kwan, M.B.A., M.S., Ph.D, Jack Liu, M.B.A., Ph.D. and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Healthcare Opportunities Fund (“THQ”) and Tekla World Healthcare Fund (“THW”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, THQ and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Timothy Gasperoni, M.B.A., Ph.D. is Senior Vice President, Research of the investment adviser. He was previously a Senior Analyst and Founding Member of Sabby Capital.  He joined TCM in 2015.

Christian M. Richard, M.B.A., M.S. is Senior Vice President, Research of the investment adviser. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin Nexus. He joined TCM in 2015.

Henry Skinner, Ph.D. is Senior Vice President, Venture of the investment adviser. He was previously Vice President and Deputy Head and Managing Director of the Novartis Venture Fund. He joined TCM in October 2017.

Ashton L. Wilson is Senior Vice President of the investment adviser. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined TCM in 2018.

Christopher Abbott is Vice President, Research of the investment adviser.  Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team.  He joined TCM in 2016.

Alan Kwan, Ph.D., M.B.A. is Vice President, Research of the investment adviser. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

Robert Benson, CFA®, CAIA is Senior Analyst, Research of the investment adviser. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams.  He joined TCM in 2016.

Richard Goss is Senior Analyst of the investment adviser.  Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined TCM in 2018.

Jack Liu, M.B.A., Ph.D. is Senior Analyst of the investment adviser. He was previously a Research Analyst at Weatherbie Capital.  He joined TCM in 2019.

Loretta Tse, Ph.D. is Senior Analyst, Venture of the investment adviser. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined TCM in 2015.

                  (a) (2)     The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,403 million	0	0	0	0
Jason C. Akus	3	$2,403 million	0	0	0	0
Christian M. Richard	3	$2,403 million	0	0	0	0
Timothy Gasperoni	3	$2,403 million	0	0	0	0
Henry Skinner	3	$2,403 million	0	0	0	0
Ashton L. Wilson	3	$2,403 million	0	0	0	0
Alan Kwan	3	$2,403 million	0	0	0	0
Christopher Abbott	3	$2,403 million	0	0	0	0
Robert Benson	3	$2,403 million	0	0	0	0
Richard Goss	3	$2,403 million	0	0	0	0
Jack Liu	3	$2,403 million	0	0	0	0
Loretta Tse	3	$2,403 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, THQ and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a) (3)     As of September 30, 2019, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 50% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 500 Index and a blended consideration of appropriate healthcare indicies and related performance metrics during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a) (4)     As of September 30, 2019, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	over $1,000,000
Jason C. Akus	none
Christian M. Richard	none
Timothy Gasperoni	none
Henry Skinner	none
Ashton L. Wilson	none
Alan Kwan	none
Christopher Abbott	none
Robert Benson	none
Richard Goss	none
Jack Liu	none
Loretta Tse	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2018 — Oct. 31, 2018)				2,665,483
Month #2 (Nov. 1, 2018 — Nov. 30, 2018)				2,665,483
Month #3 (Dec. 1, 2018 — Dec. 31, 2018)	107,109	$14.51	107,109	2,558,374
Month #4 (Jan. 1, 2019 — Jan. 31, 2019)				2,558,374
Month #5 (Feb. 1, 2019 — Feb. 28, 2019)				2,558,374
Month #6 (Mar. 1, 2019 — Mar. 31, 2019)				2,558,374
Month #7 (Apr. 1, 2019— Apr. 30, 2019)				2,558,374
Month #8 (May 1, 2019— May 31, 2019)				2,558,374
Month #9 (June 1, 2019— June 30, 2019)				2,558,374
Month #10 (Jul. 1, 2019— Jul. 31, 2019)				2,755,477
Month #11 (Aug. 1, 2019— Aug. 31, 2019)				2,755,477
Month #12 (Sep. 1, 2019— Sep. 30, 2019)				2,755,477
Total	107,109	$14.51	107,109

(1)         On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On March 22, 2018, the Trustees approved the renewal of the share repurchase program, allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2019. On March 21, 2019, the Trustees approved the renewal of the share repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a) (2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a) (3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 4).

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/5/19

* Print the name and title of each signing officer under his or her signature.